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         GLOBAL FUND






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The  Securities and Exchange  Commission  has not approved or disapproved  these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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         THE DATE OF THIS
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                               P R O S P E C T U S
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                                                             IS JANUARY 31, 2005

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CONTENTS
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OVERVIEW OF THE FUND

What is the Global Fund?...................................................... 3
     Objectives............................................................... 3
     Principal Investment Strategies.......................................... 3
     Principal Risks.......................................................... 3
Who should consider buying the Global Fund?................................... 4
How has the Global Fund performed?............................................ 5
What are the fees and expenses of the Global Fund?............................ 7

THE FUND IN DETAIL

What are the Global Fund's objectives, principal
 investment strategies and principal risks?....................................8
Who manages the Global Fund?..................................................10

BUYING AND SELLING SHARES

How and when does the Fund price its shares?................................. 11
How do I buy shares?......................................................... 12
What are the sales charges?.................................................. 13
Are sales charge discounts available?.........................................15
How do I sell shares?........................................................ 16
Can I exchange my shares for the shares of other First Investors Funds?...... 17
What are the Fund's policies on frequent trading in the shares of the Fund?...17
What are the risks of frequent trading in the shares of the Fund?.............18

ACCOUNT POLICIES

What about dividends and capital gain distributions?......................... 19
What about taxes?............................................................ 19
How do I obtain a complete explanation of all account privileges and policies? ................................................................. 19

FINANCIAL HIGHLIGHTS ........................................................ 20

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OVERVIEW OF THE FUND
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WHAT IS THE GLOBAL FUND?

Objectives:

The Fund primarily seeks long-term capital growth and, secondarily, a reasonable level of current income.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world. While the Fund attempts to maintain broad country diversification, under normal market conditions, it must allocate assets to at least three countries, including the United States. The Fund primarily invests in large or medium capitalization stocks that are traded in larger or more established markets throughout the world. The Fund also invests opportunistically in smaller capitalization stocks and stocks which are traded in smaller, less-developed or emerging markets.

Principal Risks:

While the potential long-term rewards of investing in the Fund are substantial, there are also substantial risks.

All stocks fluctuate in price in response to movements in the overall securities markets, general economic conditions and changes in interest rates or investor sentiment as well as company-specific developments. The risks of investing in securities issued by foreign companies, particularly those that are traded in foreign securities markets, are accentuated. Foreign securities can decline in value because of declines in the values of local currencies, irrespective of how well the companies issuing the securities are doing; foreign securities markets are generally less regulated and less liquid than comparable U.S. markets; there may be less financial information available on foreign companies than on comparable U.S. companies; and there may be political or economic instability in some countries in which the Fund may invest. Fluctuations in the prices of foreign stocks can be especially sudden and substantial, particularly in the case of stocks that are traded in less-developed or emerging markets. Stocks with smaller market capitalizations tend to experience sharper price fluctuations.

Accordingly, the value of your investment in the Fund will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                                       3
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WHO SHOULD CONSIDER BUYING THE GLOBAL FUND?

The Global Fund is most appropriately used to add diversification to an investment portfolio. It may be appropriate for you if you:

/ /  Are seeking significant growth of capital,

/ /  Want exposure to investments in both U.S. and foreign companies,

/ /  Are willing to accept a high degree of investment risk, and

/ /  Have a long-term investment horizon and are able to ride out market cycles.

You should keep in mind that the Fund is not a complete investment program. For most investors, a complete program should include not only stock funds but also bond and money market funds. While stocks have historically outperformed other categories of investments over long periods of time, they generally carry higher risks. There have also been extended periods during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program can result in a loss.

                                       4
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HOW HAS THE GLOBAL FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

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                                   GLOBAL FUND
                           [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

17.83%  14.43%  7.98%  16.80%  31.66%  -12.97%  -15.09%  -21.31%  28.82%  12.37%
 1995    1996   1997    1998    1999     2000     2001     2002    2003    2004

During the periods shown, the highest quarterly return was 20.13% (for the quarter ended December 31, 1999) and the lowest quarterly return was -19.27%
(for the quarter ended September 30, 2002).
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                                       5
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The following  table shows the average annual total returns for the Fund's Class
A  and  Class  B  shares,   assuming   reinvestment   of  dividends   and  other
distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes. After-tax returns on the sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

Average Annual Total Returns
(FOR THE PERIODS ENDED DECEMBER 31, 2004)

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                                                 CLASS A SHARES  CLASS B SHARES
                             1 YEAR    5 YEARS     (10 YEARS)   (LIFE OF CLASS*)
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CLASS A SHARES
Return Before Taxes           5.91%    -4.52%        5.91%            N/A
Return After Taxes on
Distributions                 5.91%    -4.96%        4.49%            N/A
Return After Taxes on
Distributions
and Sale of Fund Shares       3.84%    -3.93%        4.44%            N/A
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CLASS B SHARES
Return Before Taxes           7.59%    -4.45%         N/A            5.86%
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INDEX
Morgan Stanley All Country
World Free Index (reflects
no deduction for fees,
expenses or taxes)**          15.75%   -1.79%        8.19%           8.19%
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*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURN SHOWN FOR THE MORGAN
STANLEY ALL COUNTRY WORLD FREE INDEX IS FOR THE PERIOD 1/1/95 TO 12/31/04.

**MORGAN STANLEY ALL COUNTRY WORLD FREE INDEX IS DESIGNED TO MEASURE THE PERFORMANCE OF STOCK MARKETS IN THE UNITED STATES, EUROPE, CANADA, AUSTRALIA, NEW ZEALAND AND THE DEVELOPED AND EMERGING MARKETS OF EASTERN EUROPE, LATIN AMERICA, ASIA, MIDDLE EAST AND THE FAR EAST. THE INDEX CONSISTS OF APPROXIMATELY 85% OF THE AGGREGATE MARKET VALUE OF THE COVERED STOCK EXCHANGES AND IS CALCULATED TO EXCLUDE COMPANIES AND SHARE CLASSES THAT CANNOT BE FREELY PURCHASED BY FOREIGNERS.

WHAT ARE THE FEES AND EXPENSES OF THE GLOBAL FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)     Class A Shares    Class B Shares
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Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)*    5.75%                None
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Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)*                      None**            4.00%***
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* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR
LESS THAN WHAT IS SHOWN ABOVE.

** A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

*** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
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                                                                       Total
                                       Distribution                 Annual Fund
                       Management      and Service      Other        Operating
                          Fees         (12b-1) Fees    Expenses       Expenses
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  Class A Shares         1.00%            0.30%          0.56%          1.86%
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  Class B Shares         1.00%            1.00%          0.56%          2.56%
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Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, under these assumptions your costs would be:

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                             ONE YEAR    THREE YEARS   FIVE YEARS     TEN YEARS
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If you redeem your shares:
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Class A shares                 $753        $1,126        $1,523          $2,629
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Class B shares                 $659        $1,096        $1,560          $2,724*
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If you do not redeem your shares:
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Class A shares                 $753        $1,126        $1,523          $2,629
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Class B shares                 $259          $796        $1,360          $2,724*
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*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

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THE FUND IN DETAIL
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WHAT ARE THE GLOBAL FUND'S OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
PRINCIPAL RISKS?

Objectives:

The Global Fund primarily seeks long-term capital growth and, secondarily, a reasonable level of current income.

Principal Investment Strategies:

The Fund invests in a diversified portfolio of common stocks of companies that are located throughout the world. While the Fund attempts to maintain broad country diversification, under normal market conditions, it must allocate assets to at least three countries, including the United States.

The Fund primarily invests in stocks of companies that are considered large to medium in size (measured by market capitalization). The Fund may also invest in smaller companies when it views them as attractive alternatives to the stocks of larger or more established companies.

The foreign securities that the Fund purchases are typically denominated in foreign currencies and traded in foreign securities markets. The Fund primarily invests in securities that trade in larger or more established markets but also may invest (to a lesser degree) in smaller, less-developed or emerging markets where management believes there is significant opportunity for growth of capital.

The Fund uses fundamental research and analysis to identify prospective investments. Security selection is based on any one or more of the following characteristics: accelerating earnings growth or the possibility of positive earnings surprises; strong possibility of price-to-earnings multiple expansion (or increases in other similar valuation measures); hidden or unappreciated value; or improving local market and/or industry outlook.

Once the purchase candidates for the Fund are identified, the portfolio construction process begins. In this phase, many factors are considered in creating a total portfolio of securities for the Fund, including: (1) regional and country allocation, (2) industry and sector allocation, (3) company size and
(4) in the case of foreign securities, foreign currency exposure and the risks of trading and maintaining securities and cash in foreign countries. The total risk of the Fund is monitored at this point in the portfolio construction process.

Every company in the portfolio is monitored to ensure its fundamental attractiveness. A stock may be sold if in the portfolio manager's opinion: its downside risk equals or exceeds its upside potential; it suffers from a decreasing trend of earnings growth or suffers an earnings disappointment; it experiences excessive valuations; or there is a deteriorating local market and/or industry outlook. The Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. If it does so, it may not achieve its investment objectives. The Fund may also choose not to take defensive positions. The Fund may, at times, engage in short-term trading, which could produce higher transaction costs and taxable distributions and may result in a lower total return for the Fund.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Global Fund:

Market Risk:

Because the Fund primarily invests in common stocks, it is subject to market risk. Stock prices may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets.

Foreign Securities Risk:

There are special risk factors associated with investing in foreign securities. Some of these factors are also present when investing in the United States but are heightened when investing in non-U.S. markets, especially in smaller, less-developed or emerging markets. For example, fluctuations in the exchange rates between the U.S. dollar and foreign currencies may have a negative impact on investments denominated in foreign currencies by eroding or reversing gains or widening losses from those investments. The risks of investing in foreign securities also include potential political and economic instability, differing accounting and financial reporting standards or inability to obtain reliable financial information regarding a company's balance sheet and operations and less stringent regulation and supervision of foreign securities markets, custodians and securities depositories. Funds that invest in foreign securities are also subject to higher commission rates on portfolio transactions, potentially adverse changes in tax and exchange control regulations, potential restrictions on the flow of international capital and the potential adverse effects resulting from the transition to the euro for European Monetary Union countries. Many foreign countries impose withholding taxes on income from investments in such countries, which the Fund may not recover.

Liquidity Risk:

The Fund is also susceptible to the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This risk is particularly acute in the case of foreign securities that are traded in smaller, less-developed or emerging markets.

Small-Cap and Mid-Cap Risk:

The market risk associated with small-cap to mid-cap stocks is greater than that associated with larger-cap stocks because small-to-mid-cap stocks tend to experience sharper price fluctuations than larger-cap stocks, particularly during bear markets. Small-to-mid-cap companies are generally dependent on a smaller number of products or services, their earnings are less predictable and their share prices more volatile. These companies are also more likely to have limited markets or financial resources or to depend on a small, inexperienced management group.

WHO MANAGES THE GLOBAL FUND?

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. FIMCO has been the investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of September 30, 2004, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $6.27 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended September 30, 2004, FIMCO received advisory fees of 1.00% of the Fund's average daily net assets, net of any waiver.

Wellington Management Company, LLP ("Wellington Management") serves as the investment subadviser of the Global Fund. Wellington Management has discretionary trading authority over all of the Fund's assets, subject to continuing oversight and supervision by FIMCO and the Fund's Board of Directors/Trustees. Wellington Management is located at 75 State Street, Boston, MA 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions. As of September 30, 2004, Wellington Management held investment management authority with respect to approximately $428 billion of assets. Of that amount, Wellington Management acted as investment adviser or subadviser to approximately 179 registered investment companies or series of such companies, with net assets of approximately $213 billion.

The Global Fund is managed by a team of investment professionals.

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BUYING AND SELLING SHARES
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HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate the NAV, the Fund first values its assets, subtracts its liabilities and divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

The investments of the Fund are generally valued based upon their last reported sale prices, market quotations, or estimates of value provided by a pricing service as of the close of trading on the NYSE (collectively, "current market values"). If current market values for investments are not readily available, are deemed to be unreliable, or do not appear to reflect significant events that have occurred prior to the close of trading on the NYSE, the investments may be valued at fair value prices as determined by the investment adviser of the Fund under procedures that have been approved by the Board of Directors/Trustees of the Fund.

The Fund may fair value a security  due to, among other  things,  the fact that:
(a) a pricing  service does not offer a current  market value for the  security;
(b) a current market value furnished by a pricing service is believed to be stale; (c) the security does not open for trading or stops trading and does not resume trading before the close of trading on the NYSE, pending some corporate announcement or development; or (d) the security is illiquid or trades infrequently and its market value is therefore slow to react to information. In such cases, the Fund's investment adviser will price the security based upon its estimate of the security's market value using some or all of the following factors: the information that is available as of the close of trading on the NYSE, including issuer-specific news; overall market movements; sector movements; or movements of similar securities.

Foreign securities are priced based upon their market values as of the close of the foreign markets in which they principally trade. Foreign securities may be fair valued not only for the reasons described above but also because major market movements in the U.S. have occurred subsequent to the closing of the foreign markets. The Fund has adopted criteria for determining when a market movement in the U.S. might be considered a significant event warranting fair value pricing of foreign securities. Even if these criteria are met, the Fund will not fair value foreign securities unless it can conclude that the closing prices are no longer reliable and use of fair value prices would have a material impact on the Fund's net asset value per share.

In the event that a security, domestic or foreign, is priced using fair value pricing, a Fund's value for that security is likely to be different than the security's last reported market sale price or quotation. Moreover, fair value pricing is based upon opinions or predictions on how events or information may affect market prices. Thus, different investment advisers may, in good faith and using reasonable procedures, conclude that the same security has a different fair value. Finally, the use of fair value pricing for one or more securities held by the Fund could cause the Fund's net asset value to be materially different than if the Fund had employed market values in pricing its securities.

Debt obligations with maturities of 60 days or less are valued at amortized cost.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a registered representative of First Investors Corporation or through another authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. Subsequent investments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open a Fund account with small monthly payments. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in good order, as described in the Shareholder Manual, by the close of regular trading on the NYSE, your transaction will be priced at that day's NAV plus any applicable
sales   charge   ("offering   price").   If  you  place  your  order  with  your
Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price provided that your order is received by our Woodbridge, N.J. offices by our processing deadline. Orders placed after the close of regular trading on the NYSE, or received in our Woodbridge, N.J. offices after our processing deadline, will be priced at the next Business Day's offering price. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHAT ARE THE SALES CHARGES?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

Because of the lower overall expenses on Class A shares, we recommend Class A shares (rather than Class B shares) for purchases of $100,000 or more in the aggregate (based upon your holdings in all of our Funds). We will not accept a purchase order for Class B shares of $100,000 or more for a single Fund account unless we are contacted before the order is placed and we agree to accept it. For investments less than $100,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

Your broker-dealer may have policies with respect to Class B shares that are more restrictive than those of our Funds. You should also be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. In such case, it is the responsibility of the broker-dealer to observe our $100,000 limit.

The following tables describe the sales charge for Class A shares and contingent deferred sales charge ("CDSC") for Class B shares.

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                                  CLASS A SHARES
Class A shares of the Fund are sold at the public offering price, which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.


                    SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE
YOUR INVESTMENT          OF OFFERING PRICE*           OF NET AMOUNT INVESTED*
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Less than $100,000               5.75%                        6.10%
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$100,000-$249,999                4.50                         4.71
--------------------------------------------------------------------------------
$250,000-$499,999                3.50                         3.63
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$500,000-$999,999                2.50                         2.56
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$1,000,000 or more                  0**                          0**
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*DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR
LESS THAN WHAT IS SHOWN ABOVE.

**IF YOU INVEST $1,000,000 OR MORE, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%. AS DESCRIBED IN OUR SHAREHOLDER MANUAL, A CDSC OF 1.00% MAY ALSO BE IMPOSED ON REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED BY GROUP RETIREMENT PLANS WITHOUT A FRONT-END SALES CHARGE PURSUANT TO A SALES CHARGE WAIVER PRIVILEGE. AS FURTHER DESCRIBED IN THE SHAREHOLDER MANUAL, ANY APPLICABLE CDSCS MAY ALSO BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

--------------------------------------------------------------------------------
                                  CLASS B SHARES
Class B shares are sold at net asset value without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.
                                        CDSC AS A PERCENTAGE OF PURCHASE PRICE
YEAR OF REDEMPTION                               OR NAV AT REDEMPTION*
--------------------------------------------------------------------------------
Within the 1st or 2nd year                                 4%
--------------------------------------------------------------------------------
Within the 3rd or 4th year                                 3
--------------------------------------------------------------------------------
In the 5th year                                            2
--------------------------------------------------------------------------------
In the 6th year                                            1
--------------------------------------------------------------------------------
Within the 7th year and 8th year                           0
--------------------------------------------------------------------------------

* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC. AS FURTHER DESCRIBED IN THE SHAREHOLDER MANUAL, ANY APPLICABLE CDSCS MAY ALSO BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

The Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

ARE SALES CHARGE DISCOUNTS AVAILABLE?

You may qualify for Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge. (Class A shares of our money market Funds are not counted for ROA purposes if they were purchased directly without a sales charge.) Thus, for example, if you already own shares of First Investors Funds on which you have paid sales charges and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. You can also add to your LOI all Eligible Accounts which share your address of record at the time you enter into the LOI. You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts. You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

We will also reduce or waive sales charges and CDSCs in the following circumstances. Discounts on Class A share sales charges are available for group retirement plans and certain unit investment trust holders. Sales charges on Class A shares are waived on reinvestments of dividends and distributions, investments by certain qualified retirement plans, investments that are made to repay loans from retirement accounts, certain reinvestments of redemptions that have been made within six months, and investments by current and former associates of FIMCO or its affiliates and certain of their family members. CDSCs on Class A and Class B shares are waived for certain redemptions on the death or disability of all account owners, distributions from retirement plans due to plan termination, redemptions to remove excess contributions to IRAs and other retirement plan accounts, redemptions that are made because an account has fallen below our minimum account size or to pay account fees, certain redemptions that are made to satisfy required minimum distribution requirements from retirement accounts, and redemptions of up to 8 percent of the value of an account pursuant to a Systematic Withdrawal Plan. Finally, CDSCs on Class A and Class B share redemptions will be refunded in certain circumstances if the proceeds are reinvested in the shares of our Funds within six months.

You should consult with your representative or read our Shareholder Manual to determine whether you qualify for these discounts or waivers. The Shareholder Manual, which is part of the Statement of Additional Information, is available free of charge, upon request, from the Fund's transfer agent (see back cover). It is also available on our website, www.firstinvestors.com, under the heading "Investor Information", and by clicking on "Shareholder Manual". Our website also provides a direct link to the pages of the Shareholder Manual that discuss sales charges, discounts and waivers under the heading "Investor Information", and by clicking on "Sales Charges, Discounts and Waivers - Choosing Between Share Classes".

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at 581 Main Street, Woodbridge, N.J. 07095-1198. Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank account. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order (less any applicable CDSC), as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $25 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption. For your protection, we will not process a written redemption request for an account without a signature guarantee if (1) the amount of the redemption is over $50,000, (2) the redemption is to be made payable to any person other than the registered owner(s) or any entity other than a major financial institution for the benefit of the registered owner(s),
(3) the redemption proceeds are to be sent to an address other than the address of record, a pre-authorized bank account, or a major financial institution on the registered owner(s) behalf, (4) the redemption is to the address of record and the address of record has changed within sixty (60) days of the request
(unless the written address change request was signed by all owners and signature guaranteed), or (5) we conclude that other circumstances warrant obtaining a signature guarantee. We may also require documentary proof of authority for redemptions from certain types of accounts, such as partnership accounts, corporate accounts, and retirement accounts.

Similarly, for your protection, we will not accept a telephone redemption request if (1) the amount of the redemption is over $50,000, (2) the amount of the redemption, combined with all other telephone redemptions within the previous 30 days, exceeds $100,000 for any one Fund account, (3) the redemption is to be made payable to any person other than the registered owners of the account, (4) the redemption is to be electronically transferred to any bank account other than a pre-authorized bank account, (5) the redemption proceeds are to be mailed to any address other than the address of record, or (6) the redemption is to the address of record and the address of record has been changed within the prior sixty (60) days and we have not received a signature guaranteed request signed by all of the owners of the account. In such circumstances, you will have to provide us with a written redemption request.

For additional  information on our redemption and signature  guarantee policies,
see  our  Shareholder  Manual,  call  your   representative,   or  call  ADM  at
1-800-423-4026.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

Subject to the restrictions on frequent trading discussed below, you may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (e.g. Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

WHAT ARE THE FUND'S POLICIES ON FREQUENT  TRADING IN THE SHARES OF THE FUND?

The Fund is designed for long-term investment purposes and it is not intended to provide a vehicle for frequent trading. The Board of Directors/Trustees of the Fund has adopted policies and procedures to detect and prevent frequent trading in the shares of the Fund. These policies and procedures apply uniformly to all accounts. However, the ability of the Fund to detect and prevent frequent trading in certain accounts, such as omnibus accounts, is limited. It is the policy of the Fund to decline to accept any new account that the Fund has reason to believe will be used for market timing purposes, based upon the amount invested, the Fund or Funds involved, and the background of the shareholder or broker-dealer involved. Alternatively, the Fund may allow such an account to be opened if it is provided with written assurances that the account will not be used for market timing.

It is the policy of the Fund to monitor activity in existing accounts to detect market-timing activity. The criteria used for monitoring differ depending upon the type of account involved. It is the policy of the Fund to reject, without any prior notice, any purchase or exchange transaction if the Fund believes that the transaction is part of a market timing strategy. The Fund also reserves the right to reject exchanges that in the Fund's view are excessive, even if the activity does not constitute market timing.

If the Fund rejects an exchange because it is believed to be part of a market timing strategy or otherwise, neither the redemption nor the purchase side of the exchange will be processed. Alternatively, the Fund may restrict exchange activity that is believed to be part of a market timing strategy or refuse to accept exchange requests via telephone, or any other electronic means.

WHAT ARE THE RISKS OF FREQUENT TRADING IN THE SHARES OF THE FUND?

To the extent that the policies of the Fund are not successful in detecting and preventing frequent trading in the shares of the Fund, frequent trading may: (a) interfere with the efficient management of the Fund by, among other things, causing the Fund to hold extra cash or to sell securities to meet redemptions;
(b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Fund, particularly for long-term shareholders who do not engage in frequent trading. The risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the NYSE. As discussed above, the Fund has policies in place to detect and prevent frequent trading. To the extent that these policies are not successful in preventing a shareholder from engaging in time zone arbitrage, it may cause dilution in the value of the shares held by other shareholders.

The risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that small cap stocks may trade infrequently and thus their prices may be slow to react to information. As discussed above, the Fund has policies in place to detect and prevent frequent trading. To the extent that these policies are not successful in preventing a shareholder from engaging in market timing, it may cause dilution in the value of the shares held by other shareholders.

--------------------------------------------------------------------------------
ACCOUNT POLICIES
--------------------------------------------------------------------------------

WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

To the extent that it has net investment income, the Fund will declare and pay a dividend from net investment income on an annual basis. Any net realized capital gains will be distributed on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions declared on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and other distributions in additional Fund shares in accordance with our "Returned Mail" policy, as described in our Shareholder Manual.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income" distributed by the Fund. Distributions of long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including systematic investment programs, automatic payroll investment programs and telephone privileges. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain upon request free of charge. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. The following tables set forth the per share data for each fiscal year ended September 30, except as otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

--------------------------------------------------------------------------------
GLOBAL FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA

            NET ASSET   INCOME FROM                                 LESS DISTRIBUTIONS
            VALUE AT    INVESTMENT OPERATIONS                       FROM
            BEGINNING
            OF PERIOD   Net          Net Realized    Total from      Net           Net Realized    Total
                        Investment   and             Investment      Investment    Gain            Distributions
                        Loss         Unrealized      Operations      Income
                                     Gain (Loss)
                                     on Investments




CLASS A

2000         $8.11     $ (.02)          $.91           $.89            $--           $.89             $.89
2001          8.11       (.01)         (2.13)         (2.14)            --            .76              .76
2002          5.21       (.01)          (.96)          (.97)            --             --               --
2003          4.24       (.01)           .93            .92             --             --               --
2004          5.16       (.01)           .78            .77             --             --               --

CLASS B

2000         $7.88     $ (.07)          $.88           $.81            $--           $.89             $.89
2001          7.80       (.06)         (2.03)         (2.09)            --            .76              .76
2002          4.95         --           (.95)          (.95)            --             --               --
2003          4.00       (.04)           .88            .84             --             --               --
2004          4.84       (.05)           .73            .68             --             --               --
--------------------------------------------------------------------------------------------------------------------------

+   NET OF EXPENSES WAIVED OR ASSUMED BY THE ADVISER.
*   CALCULATED WITHOUT SALES CHARGES.

--------------------------------------------------------------------------------------------------------------------------
              TOTAL       RATIOS/SUPPLEMENTAL DATA
              RETURN

 NET          TOTAL       NET         RATIO TO AVERAGE       RATIO TO AVERAGE          PORTFOLIO
 ASSET        RETURN*     ASSETS AT   NET ASSETS+            NET ASSETS                TURNOVER
 VALUE AT     (%)         END OF                             BEFORE EXPENSES           RATE (%)
 END OF                   PERIOD      Expenses  Net          WAIVED OR ASSUMED
 PERIOD                   (IN         (%)       Investment
                          MILLIONS)             Loss(%)      Expenses    Net
                                                             (%)         Investment
                                                                         Income (%)


 CLASS A

  $8.11      11.73        $350          1.65      (.26)      N/A           N/A            102
   5.21     (28.87)        234          1.77      (.21)      N/A           N/A            116
   4.24     (18.62)        173          1.87      (.35)      N/A           N/A            125
   5.16      21.70         192          1.98      (.19)      N/A           N/A            112
   5.93      14.92         209          1.86      (.13)      N/A           N/A            105

CLASS B

  $7.80      10.99         $26          2.35      (.96)      N/A           N/A            102
   4.95     (29.42)         18          2.47      (.91)      N/A           N/A            116
   4.00     (19.19)         14          2.57     (1.05)      N/A           N/A            125
   4.84      21.00          15          2.68      (.89)      N/A           N/A            112
   5.52      14.05          15          2.56      (.83)      N/A           N/A            105
--------------------------------------------------------------------------------------------------------------------------

[FIRST INVESTORS LOGO]

GLOBAL FUND

For more information about the Fund, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:
These Reports include the portfolio holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI):
The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL:
The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

To obtain free copies of the Reports, the SAI and the Shareholder Manual, or to request other information, contact the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026

To obtain information about the Fund, including the Shareholder Manual, your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including the Reports, the SAI, and the Shareholder Manual) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR data- base on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO. 811-3169)